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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1997, which appears on page F-15 of the IPL Systems, Inc. Proxy Statement dated May 6, 1997.




PRICE WATERHOUSE LLP
San Diego, California
September 11, 1997